                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                  FORM 8-K\A2

                                ----------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



               Date of Report (Date of Earliest Event Reported):
                                OCTOBER 24, 1997

                                ----------------

                           WHEELS SPORTS GROUP, INC.
             (Exact name of registrant as specified in its charter)



     NORTH CAROLINA                  0-22321                    56-2007717
(State of Incorporation)      (Commission File No.)         (I.R.S. Employer
                                                           Identification No.)



                               149 GASOLINE ALLEY
                       MOORESVILLE, NORTH CAROLINA 28115
                    (Address of principal executive offices)



                                 (704) 662-6442
              (Registrant's telephone number, including area code)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On October 3, 1997, Wheels Sports Group, Inc. (the "Company") entered into an Agreement and Plan of Reorganization (the "Agreement") with High Performance Sports Marketing, Inc., a North Carolina corporation ("High Performance"). The Agreement, as amended October 24, 1997, November 26, 1997 and December 17, 1997, provides for the merger of High Performance with and into a wholly-owned subsidiary of the Company formed for the sole purpose of completing the merger (the "HP Subsidiary"). The merger was completed on October 24, 1997, on the terms set forth below (substantially as disclosed in the Company's Form 8-K as filed on October 17, 1997).

         The consideration paid by the Company pursuant to the Agreement consisted of cash in the amount of $1,672,000 (the "Initial Cash Payment"); 444,445 shares of the Company's Common Stock; and promissory notes in the aggregate principal amount of $1 million (the "Notes"). The Company was obligated to make an additional cash payment of $3.25 million at the time of closing (the "Final Cash Payment"). Effective as of December 17, 1997, the Final Cash Payment date was extended to April 30, 1998 in consideration of an agreement by certain principal shareholders of Wheels (the "Pledgors") to pay the former High Performance shareholders (the "Sellers") an additional $250,000 (the "Extension Consideration") plus certain expenses incurred by Sellers in connection with the transaction. The Pledgors also pledged certain shares of the Company's Common Stock owned by them to secure the Final Cash Payment. The parties are currently negotiating an additional extension of the Final Cash Payment.

         All principal and accrued interest under the Notes are due on October 24, 1998, subject to prepayment at the Company's option. The Notes are unsecured and bear interest at the rate of 10% per annum. The shares of Common Stock were issued without registration under the Act, and the Company granted "piggyback" registration rights to the holders of the Common Stock. The Company has entered into employment agreements with two High Performance officers, Randy C. Baker and David W. Dupree.

         In order to fund the Initial Cash Payment, the Company obtained a $1,672,000 unsecured bank loan on October 24, 1997. As disclosed in the Company's Form 8-K as filed on January 15, 1998, the Company has obtained a long- term financing and a portion of the proceeds refinanced the short-term bank loan. Morgan Keegan & Company, Memphis, Tennessee, served as an advisor to the Company in obtaining the financing.

FORWARD LOOKING STATEMENTS

         The statements contained in this report that are not purely historical are forward looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including statements regarding the Company's expectations, hopes, intentions or strategies regarding the future. Forward looking statements include expectations of trends to continue through the remainder of the year. Forward looking




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statements involve a number of risks and uncertainties.  Among other factors that would cause actual results to differ materially are the following: business conditions and growth in the markets for collectible sports trading cards and other NASCAR related merchandise; competitive factors, such as the entry of new competitors into the NASCAR trading card and merchandise markets; the loss of license agreements with certain NASCAR drivers or team owners; inventory risks due to shifts in market demand; changes in product mix; and the risk factors listed from time to time in the Company's SEC reports, including but not limited to the Company's reports on Form 10-QSB, 8-K, 10-KSB, Annual Reports to Shareholders, and reports or other documents filed pursuant to the Securities Act of 1933 or the Securities Exchange Act of 1934. All forward looking statements included herein are based on information available to the Company on the date hereof, and the Company assumes no obligation to update any such forward looking statements. It is important to note that the Company's actual results could differ materially from those in such forward looking statements due to the factors cited above. As a result of these factors, there can be no assurance the Company will not experience material fluctuations in future operating results on a quarterly or annual basis, which would materially and adversely affect the Company's business, financial condition and results of operations.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         This amendment to Form 8-K is being filed subsequent to the date which it was required to be filed. As a result of such delay, the Registrant is able to include historical financial statements and pro forma financial information which are as of December 31, 1997 and for the year then ended. (If this Amendment had been timely filed, the Registrant believes that financial statements and pro forma information and for the period September 30, 1997 would have been filed.)

    (a) In accordance with Item 7(a) of Form 8-K, the Registrant hereby files the audited financial statements of High Performance Sports Marketing, Inc.

    (b) In accordance with Item 7(b), the Registrant hereby files unaudited proforma financial information with respect to the Registrant and High Performance Sports Marketing, Inc. The proforma information also includes the acquisition of Press Pass Partners ("Press Pass") which was completed on December 31, 1997.

    (c) The following exhibits are furnished herewith in accordance with the provisions of Item 601 of Regulation S-B:

                                                                        Reg. S-K
Exhibit No.      Description                                            Item No.
-----------      -----------                                            --------
+  2.4    Agreement and Plan of Reorganization among Wheels Sports          2
          Group, Inc., High Performance Acquisition Company, High
          Performance Sports Marketing, Inc., Randy C. Baker and
          David W. Dupree dated October 3, 1997.

*   2.5.1  First Amendment to Agreement and Plan of Reorganization          2
           among Wheels Sport Group, Inc., High Performance Acquisition
           Company, High Performance Sports Marketing, Inc., Randy C.
           Baker and David W. Dupree dated October 24, 1997.

#   2.5.2  Second Amendment to Agreement and Plan of Reorganization         2
           among Wheels Sport Group, Inc., High Performance Acquisition
           Company, High Performance Sports Marketing, Inc., Randy C.
           Baker and David W. Dupree dated November 26, 1997.

#   2.5.3  Third Amendment to Agreement and Plan of Reorganization among    2
           Wheels Sport Group, Inc., High Performance Acquisition
           Company, High Performance Sports Marketing, Inc., Randy C.
           Baker and David W. Dupree dated December 17, 1997.

*  10.1.8  Employment Agreement dated October 3, 1997, by and between      10
           Randy C. Baker and the Company.

*  10.1.9  Employment Agreement dated October 3, 1997, by and between      10
           David W. Dupree and the Company.

*  10.9.4  Lease Agreement dated March 1, 1997, by and between             10
           Beale Street Realty, LLC as landlord and High Performance
           Sports Marketing, Inc. as tenant.

* 10.15.1  Promissory Note in the principal amount of $850,000 dated       10
           October 24, 1997, from the Company to Randy C. Baker.

* 10.15.2  Promissory Note in the principal amount of $150,000 dated       10
           October 24, 1997, from the Company to David W. Dupree.

* 10.15.3  Promissory Note in the principal amount of $1,672,000 from      10
           the Company to Peoples Bank.

#    99.3  Financial Statements of High Performance Sports Marketing,      99
           Inc.

#    99.4  Proforma Financial Information of High Performance Sports       99
           Marketing, Inc. and the Registrant.

+  Filed with the Company's Form 8-K on October 17, 1997.
*  Filed with the Company's Form 8-K on November 7, 1997.
#  Filed herewith.



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
                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        WHEELS SPORTS GROUP, INC.


Date:  April 22, 1998                   By: /s/ F. Scott M. Chapman
                                           ------------------------
                                           F. Scott M. Chapman,
                                           Chief Financial Officer





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
                                 EXHIBIT INDEX



Exhibit No.      Description
-----------      -----------
+     2.4        Agreement and Plan of Reorganization among Wheels Sports Group,
                 Inc., High Performance Acquisition Company, High Performance
                 Sports Marketing, Inc., Randy C. Baker and David W. Dupree
                 dated October 3, 1997.

*   2.5.1        First Amendment to Agreement and Plan of Reorganization among
                 Wheels Sports Group, Inc., High Performance Acquisition
                 Company , High  Performance Sports Marketing, Inc., Randy C.
                 Baker and David W. Dupree dated October 24, 1997.

#   2.5.2        Second Amendment to Agreement and Plan of Reorganization among
                 Wheels Sports Group, Inc., High Performance Acquisition
                 Company, High Performance Sports Marketing, Inc., Randy C.
                 Baker and David W. Dupree dated November 26, 1997.

#   2.5.3        Third Amendment to Agreement and Plan of Reorganization among
                 Wheels Sports Group, Inc., High Performance Acquisition
                 Company, High Performance Sports Marketing, Inc., Randy C.
                 Baker and David W. Dupree dated December 17, 1997.

*  10.1.8        Employment Agreement dated October 3, 1997, by and between
                 Randy C. Baker and the Company.

*  10.1.9        Employment Agreement dated October 3, 1997, by and between
                 David W. Dupree and the Company.

*  10.9.4        Lease Agreement dated March 1, 1997, by and between Beale
                 Street Realty, LLC as landlord and High Performance Sports
                 Marketing, Inc. as tenant.

*  10.15.1       Promissory Note in the principal amount of $850,000 dated
                 October 24, 1997, from the Company to Randy C. Baker.

*  10.15.2       Promissory Note in the principal amount of $150,000 dated
                 October 24, 1997, from the Company to David W. Dupree.

*  10.15.3       Promissory Note in the principal amount of $1,672,000 from the
                 Company to Peoples Bank.

#  99.3          Financial Statements of High Performance Sports Marketing, Inc.

#  99.4          Proforma Financial Statements of High Performance Sports
                 Marketing, Inc. and the Registrant.

+  Filed with the Company's Form 8-K on October 17, 1997.
*  Filed with the Company's Form 8-K on November 7, 1997.
#  Filed herewith.